CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS - USD ($) $ in Millions	12 Months Ended
	Jan. 31, 2020	Jan. 31, 2019	Jan. 31, 2018
CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
Service revenues	$ 544.0	$ 495.3	$ 320.5
Cost of sales	470.0	370.4	269.1
Selling, general and administrative	100.0	100.4	73.4
Research and development costs	2.7	2.4	2.0
Goodwill impairment charge	47.0	0.0	0.0
Operating (loss) earnings	(75.7)	22.1	(24.0)
Interest expense, net	29.2	7.1
(Loss) earnings before income taxes	(104.9)	15.0	(24.0)
Income tax (benefit) expense	(8.5)	0.6	0.1
Net (loss) earnings	$ (96.4)	$ 14.4	$ (24.1)
Net (loss) earnings per share - basic	$ (4.32)	$ 0.72	$ (1.20)
Net (loss) earnings per share - diluted	$ (4.32)	$ 0.71	$ (1.20)